Exhibit 99.4

FOREIGN JOINDER AGREEMENT

March 29, 2018

This Foreign Joinder Agreement (this “Joinder Agreement”) is entered into as of the date hereof by the undersigned Australian Borrower (the “New Australian Borrower”), each of the undersigned Australian Revolving Lenders (each, a “New Australian Revolving Lender”), the undersigned Australian Swingline Lender (the “New Australian Swingline Lender”) and Bank of America, N.A., in its capacity as Global Administrative Agent under that certain Syndicated Facility Agreement dated as of December 20, 2017 (as amended, restated, modified and/or supplemented from time to time, the “Syndicated Facility Agreement”), among Mattel, Inc. (the “Company”), each of the other Borrowers and Guarantors party thereto from time to time, the Lenders party thereto from time to time, Bank of America, N.A., as Global Administrative Agent, Collateral Agent and Australian Security Trustee, and the other parties thereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Syndicated Facility Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 5.05 of the Syndicated Facility Agreement, the conditions to the New Australian Borrower obtaining Australian Revolving Loans, Australian Swingline Loans, or arranging for the issuance of any Australian Letters of Credit, as applicable, have been satisfied, other than the execution of this Joinder Agreement; and

WHEREAS, the Administrative Agent, the Company, each New Australian Revolving Lender, the New Australian Swingline Lender and the New Australian Borrower have agreed to enter into this Joinder Agreement and join each New Australian Revolving Lender, the New Australian Swingline Lender and the New Australian Borrower to the Syndicated Facility Agreement and the other Credit Documents to which they are a party as Australian Revolving Lenders, the Australian Swingline Lender and an Australian Borrower, respectively.

NOW, THEREFORE, the Administrative Agent, the Company, the New Australian Borrower, each New Australian Revolving Lender and the New Australian Swingline Lender hereby agree as follows:

1.        New Australian Borrower.    The New Australian Borrower, by its signature below, becomes an Australian Borrower under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as an Australian Borrower. Without limiting the foregoing, in order to induce the applicable Secured Creditors to provide Australian Revolving Loans, Australian Swingline Loans, issue Australian Letters of Credit and otherwise provide credit accommodations (including Secured Bank Product Obligations) to the Australian Borrowers, the New Australian Borrower hereby agrees that it is bound by the terms and conditions of the Syndicated Facility Agreement and the other Credit Documents to which it is a party as an Australian Borrower as if originally a party thereto. The New Australian Borrower hereby (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become an Australian Borrower under the Syndicated Facility Agreement and (b) agrees to all the terms and provisions of the Syndicated Facility Agreement applicable to it as an Australian Borrower thereunder. Each reference to an Australian Borrower in the Syndicated Facility Agreement shall be deemed to include the New Australian Borrower. The New Australian Borrower hereby attaches supplements to the schedules to the Syndicated Facility Agreement applicable to the New Australian Borrower.

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2.        New Australian Revolving Lenders.    Each New Australian Revolving Lender, by its signature below, becomes an Australian Revolving Lender under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as an Australian Revolving Lender. Each New Australian Revolving Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become an Australian Revolving Lender under the Syndicated Facility Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Syndicated Facility Agreement and, to the extent of its Pro Rata Percentage of the Australian Revolving Commitments, shall have the rights and obligations of an Australian Revolving Lender thereunder, and (iii) it has received a copy of the Syndicated Facility Agreement and the Schedules and Exhibits thereto, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Syndicated Facility Agreement and the other Credit Documents, (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Syndicated Facility Agreement and the other Credit Documents are required to be performed by it as an Australian Revolving Lender and (iii) it will provide prior written notice to the Administrative Agent (which notice the Administrative Agent shall promptly deliver to the Company) of any anticipated assignment of any of its rights and obligations under the Credit Documents.

3.        New Australian Swingline Lender.    The New Australian Swingline Lender, by its signature below, becomes the Australian Swingline Lender under the Syndicated Facility Agreement for all purposes of the Syndicated Facility Agreement and the other Credit Documents with the same force and effect as if originally named therein as the Australian Swingline Lender. The New Australian Swingline Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Joinder Agreement and to consummate the transactions contemplated hereby and to become the Australian Swingline Lender under the Syndicated Facility Agreement, (ii) from and after the date hereof, it shall be bound by the provisions of the Syndicated Facility Agreement and shall have the rights and obligations of the Australian Swingline Lender thereunder, and (iii) it has received a copy of the Syndicated Facility Agreement and the Schedules and Exhibits thereto, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement on the basis of which it has made such analysis and decision; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Syndicated Facility Agreement and the other Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Syndicated Facility Agreement and the other Credit Documents are required to be performed by it as the Australian Swingline Lender.

4.        Lender Assurances.    Each New Australian Revolving Lender and the New Australian Swingline Lender hereby represents and warrants that (a) it is a resident and a financial institution for the purposes of an Eligible Convention, (b) it is unrelated to and dealing wholly independently of the New Australian Borrower, and (c) the Syndicated Facility Agreement is not part of a back-to-back loan arrangement (or any other arrangement with similar effect). For the purposes of this section 4, an “Eligible Convention” is a bilateral tax agreement between Australia and any one of the following countries: Finland, France, Germany, Japan, New Zealand, Norway, South Africa, Switzerland, the United Kingdom or the United States.

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5.        Australian Withholding Tax public offer clauses do not apply.    The following sections in the Syndicated Facility Agreement do not apply and are of no force or effect from the date of this Joinder Agreement:

 (a)        paragraph (j) of the definition of “Excluded Taxes” in section 1.01 (Defined terms);

 (b)        provision (j) of Section 4.01 (Net Payments); and

 (c)        Section 4.04 (Public Offer).

6.        No Australian Withholding Tax public offer made. For the avoidance of doubt, the New Australian Borrower acknowledges that:

 (a)        no public offer has been made under section 128F of the Australian Tax Act with respect to the Syndicated Facility Agreement;

 (b)        no Australian Credit Party may make any claim against the Administrative Agent with respect to any Australian Credit Party being liable to pay Australian Withholding Tax because no public offer was made under section 128F of the Australian Tax Act; and

 (c)        all tax gross-up and tax indemnity clauses in the Credit Documents will still apply to any payments of Australian Withholding Tax notwithstanding that the exemption from Australian withholding tax in section 128F of the Australian Tax Act does not apply to the Syndicated Facility Agreement.

7.        BAMLI Merger.    Each of the Company and the New Australian Borrower acknowledges and agrees that any reference in this Joinder Agreement to “Bank of America Merrill Lynch International Limited” is a reference to its successor in title Bank of America Merrill Lynch International Designated Activity Company (including, without limitation, its branches) pursuant to and with effect from the merger between Bank of America Merrill Lynch International Limited and Bank of America Merrill Lynch International Designated Activity Company that takes effect in accordance with Chapter II, Title II of Directive (EU) 2017/1132 (which repeals and codifies the Cross-Border Mergers Directive (2005/56/EC)), as implemented in the United Kingdom and Ireland. Notwithstanding anything to the contrary in this Joinder Agreement, a transfer of rights and obligations from Bank of America Merrill Lynch International Limited to Bank of America Merrill Lynch International Designated Activity Company pursuant to such merger shall be permitted.

8.        Further Assurances.    The New Australian Borrower, each New Australian Revolving Lender and the New Australian Swingline Lender agrees that, at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Joinder Agreement.

9.        Severability.    If any provision of this Joinder Agreement is held to be illegal, invalid, or unenforceable, (a) the legality, validity, and enforceability of the remaining provisions of this Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid, or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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10.        Counterparts.    This Joinder Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

11.        No Waiver.    Except as expressly supplemented hereby, the Syndicated Facility Agreement shall remain in full force and effect.

12.        Notices.    All notices, requests and demands to or upon the New Australian Borrower, any New Australian Revolving Lender, the New Australian Swingline Lender, any Agent or any Lender shall be governed by the terms of Section 12.03 of the Syndicated Facility Agreement.

13.        Governing Law.    THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW AUSTRALIAN BORROWER:

EXECUTED by MATTEL PTY LTD (ACN 000 660 962) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth):	) ) ) )
)
)
)
/s/ Chedney Rodgers	)	/s/ Peter Cantwell
Signature of director	)	Signature of company secretary
)
Chedney Rodgers	)
Name of director	)	Peter Cantwell
Name of company secretary

[Signature page to Foreign Joinder Agreement (Australia)]

NEW AUSTRALIAN REVOLVING LENDERS:

BANK OF AMERICA, N.A.,
as an Australian Revolving Lender

By:	/s/ Phuong Nguyen
Name: Phuong Nguyen
Title: Vice President

[Signature page to Foreign Joinder Agreement (Australia)]

WELLS FARGO BANK, N.A. (LONDON BRANCH), as an Australian Revolving Lender

By:	/s/ T Saldanha
Name: T Saldanha
Title: Authorised Signatory

[Signature page to Foreign Joinder Agreement (Australia)]

CITIBANK, N.A., as an Australian Revolving Lender

By:	/s/ David G. Foster
Name: David G. Foster
Title: Attorney In Fact

[Signature page to Foreign Joinder Agreement (Australia)]

MUFG UNION BANK, N.A., as an Australian Revolving Lender

By:	/s/ Peter Ehlinger
Name: Peter Ehlinger
Title: Vice President

[Signature page to Foreign Joinder Agreement (Australia)]

ROYAL BANK OF CANADA, as an Australian Revolving Lender

By:	/s/ Marcus Rayment
Name: Marcus Rayment
Title: Director, Corporate Banking

[Signature page to Foreign Joinder Agreement (Australia)]

MIZUHO BANK, LTD., as an Australian Revolving Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

[Signature page to Foreign Joinder Agreement (Australia)]

HSBC BANK USA, NATIONAL ASSOCIATION, as an Australian Revolving Lender

By:	/s/ Aleem Shamji
Name: Aleem Shamji
Title: Director

[Signature page to Foreign Joinder Agreement (Australia)]

KEYBANK NATIONAL ASSOCIATION, as an Australian Revolving Lender

By:	/s/ Steve Wisterman
Name: Steve Wisterman
Title: Vice President

[Signature page to Foreign Joinder Agreement (Australia)]

MANUFACTURERS AND TRADERS TRUST COMPANY, as an Australian Revolving Lender

By:	/s/ Kevin Mahon
Name: Kevin Mahon
Title: Vice President

[Signature page to Foreign Joinder Agreement (Australia)]

NEW AUSTRALIAN SWINGLINE LENDER:

BANK OF AMERICA, N.A. (acting through its Australia branch), as the Australian Swingline Lender

By:	/s/ Stephen King
Name: Stephen King
Title: Senior Vice President

[Signature page to Foreign Joinder Agreement (Australia)]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Global Administrative Agent

By:	/s/ Stephen King
Name: Stephen King
Title: Senior Vice President

[Signature page to Foreign Joinder Agreement (Australia)]

Acknowledged by:

MATTEL, INC., as the Company

By:	/s/ Mandana Sadigh
Name: Mandana Sadigh
Title: Corporate Treasurer

[Signature page to Foreign Joinder Agreement (Australia)]